Exhibit 10.1

MATHSTAR, INC.

AMENDED AND RESTATED

2004 LONG-TERM INCENTIVE PLAN

Effective Date:  October 8, 2004

MATHSTAR, INC.

AMENDED AND RESTATED

2004 LONG-TERM INCENTIVE PLAN

ii

MATHSTAR, INC.

AMENDED AND RESTATED

2004 LONG-TERM INCENTIVE PLAN

1.                                      Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees, directors, independent contractors and other service providers to the Company and to motivate such employees, directors, independent contractors and other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the stock ownership opportunities and other benefits provided to such Participants under this Plan to encourage alignment of their interest in the Company’s success with that of other stakeholders.

2.                                      Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section; other terms are defined elsewhere in the Plan:

(a)                                “Affiliate” means a Parent or Subsidiary.

(b)                               “Award” means an Option, Stock Appreciation Right, Share of Restricted Stock, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the Plan.

(c)                                “Board” means the Board of Directors of the Company.

(d)                               “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(e)                                “Committee” means the Compensation Committee of the Board or, if the Board has not appointed a separate Compensation Committee, the entire Board.

(f)                                  “Common Stock” means the Company’s common stock, $0.01 par value per share.

(g)                               “Company” means MathStar, Inc., a Minnesota corporation.

(h)                               “Director” means a member of the Board of Directors of the Company.

(i)                                   “Director Option” means a Non-Qualified Option granted to a Director to a Director pursuant to Section 8.

(j)                                   “Effective Date” means the earlier of the date the Company’s initial public offering is declared effective by the Securities and Exchange Commission or December 31, 2005.

(k)                                “Employee” means any person, including officers and Directors, employed by the Company or any Subsidiary.  The payment to a Director by the Company of directors’ fees shall not be sufficient to constitute employment by the Company.

(l)                                   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)                             “Exercise Price” means the purchase price per Share under the terms of an Option.

(n)                               “Fair Market Value” means, on a given date, (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (ii) if the Common Stock is not so listed or admitted but transactions in the Common Stock are reported on The NASDAQ Stock Market, the closing price quoted on The NASDAQ Stock Market on such day, or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on The NASDAQ Stock Market, and bid and asked prices therefor in the domestic over-the-counter market are reported by Pink Sheets LLC (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by Pink Sheets LLC (or any comparable reporting service), or (iv) if the Common Stock is not listed on any national securities exchange or quoted on The NASDAQ Stock Market or in the domestic over-the-counter market, the fair value of the Common Stock determined by the Committee in good faith in the exercise of its reasonable discretion.

(o)                               “Non-employee Director” means a Director who is not an Employee of the Company.

(p)                               “Non-Qualified Option” means a stock option granted pursuant to Section 7 that does not qualify as an incentive stock option as defined in Section 422 of the Code.

(q)                               “Option” means a Qualified Option or a Non-Qualified Option (including a Director Option).

(r)                                  “Other Stock-Based Awards” means Awards granted pursuant to Section 11(a) or Section 12.

(s)                                “Other Cash-Based Awards” means Awards granted pursuant to Section 11(b) or Section 12.

(t)                                  “Parent” means any “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code or any successor provision.  The term shall include any Parent which becomes such after adoption of the Plan.

(u)                               “Participant” means an employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan; a Director of the Company who receives Director Options or other Awards under the Plan; or any consultant, agent, advisor or independent contractor who is selected by the Committee to participate in the Plan and who renders bona fide services to the Company or an Affiliate that (i) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities.  Except where the context otherwise requires, references in this Plan to “employment” and related terms shall apply to services in any such capacity.

(v)                               “Performance-Based Awards” means Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards granted pursuant to Section 12.

(w)                             “Performance-Based Full-Value Awards” means all Performance-Based Awards other than Options and Stock Appreciation Rights.

(x)                                 “Plan” means this MathStar, Inc. 2004 Long-Term Incentive Plan, as amended or supplemented from time to time.

(y)                               “Qualified Option” means a stock option granted pursuant to Section 6 that is intended to qualify as an incentive stock option under Section 422 of the Code.

(z)                                 “Restricted Stock” means any shares of Common Stock granted under Section 10.

(aa)                          “Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 9.

(bb)                        “Subsidiary” means any “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.  The term shall include any Subsidiary which becomes such after adoption of the Plan.

(cc)                          “Tenure-Based Full-Value Awards” means Awards other than Options and Stock Appreciation Rights that are not Performance-Based Awards.

3.                                      Shares Subject to the Plan

                        The total number of shares of Common Stock which may be issued under the Plan is 1,200,000 shares.  The full number of shares of Common Stock available under the Plan may be used for any Option or other type of Award.  The aggregate number of shares of Common Stock available under the Plan shall be subject to adjustment upon the occurrence of any of the events and in the manner set forth in Section 13.  If all or any potion of an Option or Stock Appreciation Right expires or is terminated, surrendered or cancelled without having been fully exercised, if Restricted Stock is forfeited, or if any other grant of an Award results in any shares of Common Stock not being issued, the shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.  Any shares of Common Stock which are used as full or partial payment to the Company upon exercise of an Option or for any other Award that requires a payment to the Company and any shares surrendered or withheld to pay employment taxes or other withholding obligations also shall be available for the grant of Awards under the Plan.  The issuance of shares of Common Stock upon the exercise or satisfaction of an Award shall reduce the total number of shares of Common Stock available under the Plan.  No fractional shares of Common Stock will be issued under the Plan, but instead any fractional Share will be rounded downward to the next lowest whole Share.

4.                                      Administration

(a)                                  Delegation of Authority.  The Plan shall be administered by the Committee.  The Committee shall consist of the Board, unless the Board appoints a Committee consisting of at least two but fewer than all the members of the Board.  If the Committee does not consist of the entire Board, the Committee’s members shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.  The Committee may select one of its members as its Chairperson and shall hold its meetings at such times and places as it may determine.  A majority of the Committee’s members shall constitute a quorum.  All determinations of the Committee made at a meeting in which a quorum is present shall be made by a majority of its members present at the meeting.  Any decision or determination of the Committee reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

(b)                                 Authority of Committee.  The Committee shall have exclusive power to make Awards and to determine when and to whom Awards shall be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan and any applicable law or regulation.  The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares of Common Stock or other Awards or other property, or cancelled, forfeited or suspended.  The Committee shall have the authority to interpret this Plan and any Award or agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award or agreement in the manner and to the extent it shall deem desirable.  The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

(c)                                  Indemnification.  To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(d)                                 Tax Withholding.  The Committee shall have the right to require payment by a Participant of any amount it may determine to be necessary to withhold for federal, state, local, non-U.S. income, payroll or other taxes as a result of the exercise, grant or vesting of an Award.  With the consent of the Committee, the Participant may pay a portion or all of such withholding taxes by delivering shares of Common Stock to the Company or having the Company withhold shares of Common Stock with a Fair Market Value or cash equal to the amount of such taxes that would have otherwise been payable by the Participant.

(e)                                  Deferral.  In the discretion of the Committee, in accordance with any procedures established by the Committee and consistent with the provisions of Section 162(m) of the Code when applied to Participants who may be “covered employees” thereunder, a Participant may be permitted to defer the issuance of shares of Common Stock or cash deliverable upon the exercise of an Option or Stock Appreciation Right, vesting of Restricted Stock, or satisfaction of Other Stock-Based Awards or Other Cash-Based Awards, for a specified period or until a specified date, but not beyond the expiration of the term of such Option, Stock Appreciation Right, Restricted Stock grant, or other Award.

(f)                                    Dividends or Dividend Equivalents.  If the Committee so determines, any Award granted under the Plan may be credited with dividends or dividend equivalents paid with respect to any underlying shares of Common Stock.  The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate and may determine the form of payment, including cash, shares of Common Stock, Restricted Stock or otherwise.

5.                                      Term of Plan

This Plan shall commence on October 8, 2004 (the “Effective Date”) and shall terminate on October 7, 2014 or at such earlier date as the Board of Directors shall determine.  The termination of this Plan shall not affect any Awards then outstanding under the Plan.  No Award may be granted under the Plan after October 7, 2014.

6.                                      Terms and Conditions of Qualified Options

                Options granted under the Plan may be Qualified Options.  When the Committee approves a grant of a Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Qualified Option Agreement”) setting forth the terms of the Qualified Option, and such Qualified Option Agreement shall be signed on behalf of the Company and by the Participant.  Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)                                  Number of Shares and Exercise Price.  The Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Qualified Option it evidences, the Exercise Price per share of Common Stock and the other terms of the Qualified Option.  The number of shares of Common Stock subject to the Qualified Option and the Exercise Price shall be adjustable as provided in Section 12(a) of this Plan.

(b)                                 Exercisability; Term.  Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee.  However, subject to Section 6(l), a Qualified Option shall not be exercisable more than ten (10) years after the date it is granted.  The period during which a Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 6(e), (f) and (g) of this Plan.

(c)                                  Exercise of Qualified Options. Except as otherwise provided in the applicable Qualified Option Agreement, a Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable.  For purposes of this Section 6, the exercise date of a Qualified Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 6(c) and Section 6(d) below.  The purchase price for the shares of Common Stock as to which a Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer, or, if provided in the Qualified Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(d)                                 Manner of Exercise of Qualified Options.  A Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Qualified Option is being exercised; (ii) delivering the original Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Qualified Option is being exercised as provided in Section 6(c) above.  When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Qualified Option, the fact of such issuance shall be noted on the Qualified Option Agreement by the Company before the Qualified Option Agreement is returned to the Participant.  When all shares of Common Stock covered by the Qualified Option Agreement have been issued by the Company to the Participant or when the Qualified Option expires, the Participant shall deliver the Qualified Option Agreement to the Company, which shall cancel it.  After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 6(c) and 6(d), the Company shall deliver to the Participant exercising the Qualified Option stock certificates evidencing the number of shares with respect to which the Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

(e)                                  Termination of Employment or Service.  If a Participant who holds a Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Qualified Option Agreement provides otherwise, such Qualified Option shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Qualified Option.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate.  In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Qualified Option that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Qualified Option or up to one (1) year after such termination of employment or other service.

(f)                                    Death of Participant.  Unless otherwise provided in the applicable Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Qualified Option held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Qualified Option.  Such Qualified Option shall be exercised pursuant to Sections 6(c) and (d) of this Plan by the person or persons to whom the Participant’s rights under the Qualified Option shall pass by will or the laws of descent and distribution.

(g)                                 Termination of Qualified Options Not Exercisable.  Unless the applicable Qualified Option Agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Qualified Option that is not exercisable shall automatically and immediately terminate as to such Participant, and the shares of Common Stock subject to such portion of the Qualified Option shall be available for the grant of Awards under the Plan.

(h)                                 No Obligation to Exercise Qualified Option.  The grant of a Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Qualified Option.

(i)                                     Eligible Recipients.  Qualified Options may be granted only to persons who are employees of the Company or an Affiliate.

(j)                                     Exercise Price.  Subject to the provisions of Section 6(l), the exercise price of shares of Common Stock that are subject to a Qualified Option shall not be less than 100% of the Fair Market Value of such shares at the time the Qualified Option is granted, as determined in good faith by the Committee.

(k)                                  Limit on Exercisability.  The aggregate Fair Market Value (determined at the time the Qualified Option is granted) of the shares of Common Stock with respect to which Qualified Options are exercisable by the Participant for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.  To the extent a Qualified Option exceeds this $100,000 limit, the portion of the Qualified Option in excess of such limit shall be deemed a Non-Qualified Option.

(l)                                     Restrictions for Certain Shareholders.  The purchase price of shares of Common Stock that are subject to a Qualified Option granted to an employee of the Company or any Affiliate who, at the time such Qualified Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date such Qualified Option is granted, and such Qualified Option may not be exercisable more than five (5) years after the date on which it is granted.  For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.

(m)                               Limits on Transferability and Exercise of Qualified Options.  Qualified Options shall not be transferable except by will or the laws of descent and distribution, and Qualified Options shall be exercisable during a Participant’s lifetime only by such Participant.

(n)                                 Effect of Not Meeting Requirements.  Subject to the discretion of the Committee to provide otherwise, if the terms of a Qualified Option do not meet any requirements of this Plan or the Code necessary to be treated as a Qualified Option under the Code, such Qualified Option shall not terminate but shall be a Non-Qualified Option granted under this Plan.

7.                                      Terms and Conditions of Non-Qualified Options

                Options granted under the Plan may be Non-Qualified Options.  When the Committee approves a grant of a Non-Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Non-Qualified Option Agreement”) setting forth the terms of the Non-Qualified Option, and such Non-Qualified Option Agreement shall be signed on behalf of the Company and by the Participant.  Non-Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine; provided, however, that Non-Qualified Options that are Director Options shall be governed by the provisions of Section 8 to the extent that they are inconsistent with the provisions of this Section 7.

(a)                                  Number of Shares and Exercise Price.  The Non-Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Non-Qualified Option it evidences, the Exercise Price per share of Common Stock and the other terms of the Non-Qualified Option.  The Exercise Price of any Non-Qualified Option may be less than, equal to or greater than Fair Market Value.  The number of shares of Common Stock subject to the Non-Qualified Option and the Exercise Price shall be adjustable as provided in Section 13(a) of this Plan.

(b)                                 Exercisability; Term.  Non-Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee, but in no event shall a Non-Qualified Option be exercisable more than ten (10) years after the date it is granted, except as the Committee may determine under Section 13(d) of the Plan.  The period during which a Non-Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 7(e), (f) and (g) of this Plan.

(c)                                  Exercise of Non-Qualified Options. Except as otherwise provided in the applicable Non-Qualified Option Agreement, a Non-Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable.  For purposes of this Section 7, the exercise date of a Non-Qualified Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 7(c) and Section 7(d) below.  The purchase price for the shares of Common Stock as to which a Non-Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Non-Qualified Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Non-Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(d)                                 Manner of Exercise of Non-Qualified Options.  A Non-Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Non-Qualified Option is being exercised; (ii) delivering the original Non-Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Non-Qualified Option is being exercised as provided in Section 7(c) above.  When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Non-Qualified Option, the fact of such issuance shall be noted on the Non-Qualified Option Agreement by the Company before the Non-Qualified Option Agreement is returned to the Participant.  When all shares of Common Stock covered by the Non-Qualified Option Agreement have been issued by the Company to the Participant or when the Non-Qualified Option expires, the Participant shall deliver the Non-Qualified Option Agreement to the Company, which shall cancel it.  After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 7(c) and 7(d), the Company shall deliver to the Participant exercising the Non-Qualified Option stock certificates evidencing the number of shares with respect to which the Non-Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

(e)                                  Termination of Employment or Service.  If a Participant who holds a Non-Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Non-Qualified Option Agreement provides otherwise, such Non-Qualified Option shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Non-Qualified Option.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate.  In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Non-Qualified Option that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Non-Qualified Option or up to one year after such termination of employment or other service.

(f)                                    Death of Participant.  Unless otherwise provided in the applicable Non-Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Non-Qualified Option held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Non-Qualified Option.  Such Non-Qualified Option shall be exercised pursuant to Sections 7(c) and (d) of this Plan by the person or persons to whom the Participant’s rights under the Non-Qualified Option shall pass by will or the laws of descent and distribution.

(g)                                 Termination of Non-Qualified Options Not Exercisable.  Unless the applicable Non-Qualified Option Agreement provides otherwise, upon termination of a

Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Non-Qualified Option that is not exercisable shall automatically and immediately terminate as to such Participant, and the shares of Common Stock subject to such portion of the Non-Qualified Option shall be available for the grant of Awards under the Plan.

(h)                                 No Obligation to Exercise Non-Qualified Option.  The grant of a Non-Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Non-Qualified Option.

8.                                      Automatic Grants of Director Options to Non-employee Directors

(a)                                  Automatic Grants of Director Options.  Under the Plan, each Non-employee Director shall automatically be granted Director Options to purchase shares of Common Stock as follows:

(i)                                     Initial Grants of Director Options.  Each Non-employee Director will be granted an initial Option (the “Initial Grant”) as follows:

A.                                   Non-Employee Directors.  Each person serving as a Non-employee Director on the Effective Date shall automatically be granted a Director Option on such date to purchase five thousand (5,000) shares of Common Stock.

B.                                     Future Non-Employee Directors.  Each person who is first elected or appointed to serve as a Non-employee Director after the Effective Date shall automatically be granted a Director Option on the date of his or her initial election or appointment to the Company’s Board of Directors to purchase 5,000 shares of Common Stock.

C.                                     Vesting.  All Director Options granted under Sections 8(a)(i)(A) and (B) shall vest and become exercisable in cumulative installments with respect to one-third (1/3) of the shares subject to such Director Options on the first, second and third anniversary dates of the dates of grant of such Director Options, but only if the holder of the Director Options is then a Director of the Company.

(ii)                                  Additional Grants of Director Options.  On each anniversary date of the Initial Grant of a Director Option to a Non-employee Director under the Plan, such Non-employee Director will automatically be granted an additional Option to purchase one thousand (1,000) shares of Common Stock, but only if such person is a Non-employee Director on such date.  All Director Options granted under this Section 8(a)(ii) shall vest and become exercisable as to all of the shares subject to the Director Options one (1) year after the date of grant of such Director Option, but only if the holder of the Director Options is then a Director of the Company.

(iii)          Termination of Director Options.  Subject to Sections 8(f), 8(g) and 8(h), all Director Options granted under this Section 8(a) shall expire ten (10) years after the date of grant.

(iv)                              Exercise Price.  The exercise price of Director Options granted under this Section 8(a) shall be equal to 100% of the Fair Market Value of one share of Common Stock on the date of grant of the Director Option.

(b)                                 Discretionary Grants.  In addition to the Director Options granted pursuant to Section 8(a), a Director may be granted one or more Options or other Awards under other provisions of the Plan, and such Options or other Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

(c)                                  Director Option Agreements.  When a Director Option is automatically granted under Section 8(a), or when the Committee approves a grant of a Director Option, the Committee shall prepare or cause to be prepared an option agreement (“Director Option Agreement”) setting forth the terms of the Director Option, and such Director Option Agreement shall be signed on behalf of the Company and by the Participant.

(d)                                 Exercise of Director Options.  Except as otherwise provided in the applicable Director Option Agreement, a Director Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable.  For purposes of this Section 8, the exercise date of a Director Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 8(d) and Section 8(e) below.  The purchase price for the shares of Common Stock as to which a Director Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Director Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Director Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(e)                                  Manner of Exercise of Director Options.  A Director Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Director Option is being exercised; (ii) delivering the original Director Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Director Option is being exercised as provided in Section 8(d) above.  When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Director Option, the fact of such issuance shall be noted on the Director Option Agreement by the Company before the Director Option Agreement is returned to  the Participant.  When all shares of Common Stock covered by the Director Option Agreement have been issued by the Company to the Participant or when the Director Option expires, the Participant shall deliver the Director Option Agreement to the Company, which shall cancel it.  After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 8(d) and 8(e), the Company shall deliver or cause to be delivered to the Participant exercising the Director Option stock certificates evidencing the number of shares with respect to which the Director Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

(f)                                    Termination of Status as a Director.  Subject to the provisions of Sections 8(g) and 8(h), if a Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Director Option to the extent that he or she was entitled to exercise it at the date of such termination.  Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(g)                                 Disability of Director.  Notwithstanding the provisions of Section 8(f) above, if a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within ninety (90) days from the date of termination of such service, exercise his or her Director Option to the extent he or she was entitled to exercise it at the date of such termination.  Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(h)                                 Death of Director.  Upon the death of a Director holding a Director Option:

(i)                                   during the term of the Director Option when such Director was, at the time of his or her death, a Director of the Company and who shall have been a Director since the date of grant of the Director Option, the Director Option may be exercised, at any time within one year following the date of death, by the person who acquired the right to exercise such Director Option by bequest or inheritance, but only to the extent of the right to exercise that existed at the date of death;

(ii)                                within ninety (90) days after the termination of the Director’s status as a Director, the Director Option may be exercised, at any time within ninety (90) days following the date of death, by such Director’s estate or by a person who acquired the right to exercise the Director Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; and

(iii)                             any portion of a Director Option that is not exercisable on the date of a Director’s death, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified in Section 8(h)(i) or Section 8(h)(ii), shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

9.                                      Terms and Conditions of Stock Appreciation Rights

(a)                                  Grants.  The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof.  Any grant of a Stock Appreciation Right under the Plan shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Stock Appreciation Right.  The Committee may impose such terms and conditions upon any Stock Appreciation Right as it deems fit.  A Stock Appreciation Right granted in connection with an Option or a portion thereof (i) may be granted at the time the related Option is granted or at any time before the exercise or cancellation of the related Option, (ii) shall cover the same number of shares of Common Stock covered by the Option (or such fewer number of shares of Common Stock as the Committee may determine), and (iii) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 9 (or such additional limitations as may be included in the Award agreement evidencing such Stock Appreciation Right).

(b)                                 Terms. The exercise price per share of Common Stock of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted.  In addition, in the case of a Stock Appreciation Right granted in conjunction with an Option or a portion thereof, the exercise price shall not be less than the Exercise Price of the related Option.  Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the exercise price per share, times (ii) the number of shares of Common Stock covered by the Stock Appreciation Right.  Each Stock Appreciation Right granted in conjunction with an Option or a portion thereof shall entitle a Participant to surrender to the Company the unexercised Option or any portion thereof and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one share of Common Stock over (y) the Exercise Price per share of Common Stock, times (II) the number of shares of Common Stock covered by the Option, or portion thereof, which is surrendered.  Payment shall be made in shares of Common Stock or in cash, or partly in shares and partly in cash (any such shares of Common Stock valued at such Fair Market Value), all as set forth in the Award agreement evidencing such Stock Appreciation Right or as otherwise determined in the discretion of the Committee.  Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.  The date a notice of exercise is received by the Company shall be the exercise date.

(c)                                  Termination of Employment or Service.  If a Participant who holds a Stock Appreciation Right shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Award agreement provides otherwise, such Stock Appreciation Right shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Stock Appreciation Right.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate.  In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Stock Appreciation Right that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Stock Appreciation Right or up to one year after such termination of employment or other service.

(d)                                 Death of Participant.  Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Stock Appreciation Right held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Stock Appreciation Right.  Such Stock Appreciation Right shall be exercised pursuant to Section 9(b) of this Plan by the person or persons to whom the Participant’s rights under the Stock Appreciation Right shall pass by will or the laws of descent and distribution.

(e)                                  Termination of Stock Appreciation Rights Not Exercisable.  Unless the applicable Award agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Stock Appreciation Rights that is not exercisable shall automatically and immediately terminate as to such Participant.

10.                               Awards of Restricted Stock

(a)                                  Grant.  Awards of Restricted Stock subject to forfeiture and transfer restrictions may be granted by the Committee under the Plan.  Any Awards of Restricted Stock shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Award of Restricted Stock.  Subject to the provisions of the Plan, the Committee shall determine the number of shares of Restricted Stock to be granted to each Participant; the duration of any period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company; and the other terms and conditions of such Awards.  The Committee may determine a period of time during which the Participant receiving the Award of Restricted Stock must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse.  If the Committee so determines, the restrictions may lapse during any such restricted period in installments with respect to specified portions of the shares of Restricted Stock covered by the Award of Restricted Stock.  The Committee may also impose performance or other conditions that will subject the shares subject to the Award of Restricted Stock to forfeiture and transfer restrictions.  Notwithstanding anything in this Plan to the contrary, with respect to Awards of Restricted Stock that are Tenure-Based Full-Value Awards, the restrictions imposed on such Awards of Restricted Stock shall not lapse, and the Awards of Restricted Stock shall not vest, with respect to 100% of the Awards of Restricted Stock in less than three (3) years; provided, however, that during such three (3)-year period, the restrictions may lapse and the Awards may vest with respect to less than 100% of the value of the Award.  The Committee may, at any time, in its discretion, waive all or any part of any restrictions applicable to any or all outstanding Awards of Restricted Stock; provided, however, that the Committee shall not and shall not have the power to waive the restrictions set forth in the immediately foregoing sentence except in the case of the death or disability of the Participant holding the Award of Restricted Stock (with disability being determined in the sole discretion of the Committee) or upon a Change in Control.

(b)                                 Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement.  At the time of the grant of an Award of Restricted Stock, a stock certificate representing the number of shares of Restricted Stock awarded thereunder shall be registered in the name of the Participant and held by the Company.  Such stock certificate may bear a legend describing the conditions of the Restricted Stock Award.  Unless the Award agreement evidencing an Award of Restricted Stock or the Committee provides otherwise, the Participant receiving the Award of Restricted Stock shall have all rights of a shareholder with respect to the shares of Restricted Stock subject to such Award, including the right to receive any dividends and the right to vote such shares, subject to the following restrictions:  (i) the Participant receiving the Award of Restricted Stock shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the applicable Award agreement; (ii) none of the shares of Common Stock subject to the Award of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive condition; and (iii) all of the shares of Restricted Stock shall be forfeited and all rights of the Participant to such shares shall terminate, without any further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire restricted period.  Any shares of Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the shares subject to an Award of Restricted Stock shall be subject to the same restrictions, terms and conditions as such shares.  After the lapse or termination of the restrictions of an Award of Restricted Stock, or at such earlier time as otherwise determined by the Committee, a stock certificate evidencing the shares of Common Stock subject to the Award of Restricted Stock that bears no legend describing the conditions of an Award of Restricted Stock shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

(c)                                  Dividends. Dividends or dividend equivalents paid on any shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Awards of Restricted Stock, as determined by the Committee in its discretion.

(d)                                 Termination of Employment or Service.  If a Participant who holds a Restricted Stock Award shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death prior to the vesting of shares of Restricted Stock granted to such Participant, unless the applicable Award agreement provides otherwise, such Restricted Stock Award shall immediately and automatically terminate and be forfeited and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such unvested Restricted Stock Award.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate.  In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit a portion or all of the shares subject to the Restricted Stock Award held by such Participant to vest on the date of such termination.

(e)                                  Death of Participant.  Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death prior to the vesting of shares subject to the Restricted Stock Award granted to such Participant, the Committee, at its discretion, may permit a portion or all of the shares of Restricted Stock to vest as of the date of death or to continue the Restricted Stock Award under such terms and conditions as the Committee may determine.  The person entitled to any such shares of Restricted Stock shall be the person or persons to whom the Participant’s rights under the Restricted Stock Award shall pass by will or the laws of descent and distribution.

(f)                                    Termination of Restricted Stock Awards Not Vested.  Unless the applicable Award agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Restricted Stock Award that has not vested shall automatically and immediately terminate as to such Participant, and the shares subject to such portion of the Restricted Stock Award shall be available for the grant of Awards under the Plan.

(g)                                 Other Provisions.  Each Award agreement relating to an Award of Restricted Stock authorized under this Section 10 may contain such other provisions as the Committee shall deem advisable including, but not limited to, a requirement that shares of Common Stock acquired under an Award of Restricted Stock be subject to a restriction on the Participant’s ability to transfer the shares to third parties without the consent of the Company.

11.                               Other Awards

(a)                                  Other Stock-Based Awards.  The Committee, in its sole discretion, may grant Awards of shares of Common Stock and Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or on the Fair Market Value thereof (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and such shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares so awarded and issued shall be fully paid and non-assessable).  Any Other Stock-Based Awards shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Other Stock-Based Award.  Unless the applicable Award agreement provides otherwise, if a Participant who holds an Other Stock-Based Award shall cease to be employed by or performing services for the Company or an Affiliate for any reason, such Other Stock-Based Award shall be treated by the Committee as though it is either a Non-Qualified Option or a Restricted Stock Award, as the Committee shall determine in its discretion.

(b)                                 Other Cash-Based Awards.  In addition to the Awards described above, and subject to the terms of the Plan, the Committee may grant such other incentives denominated in cash and payable in cash under the Plan as the Committee determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate (“Other Cash-Based Awards”).  Any Other Cash-Based Awards shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Other Cash-Based Award.  Unless the applicable Award agreement provides otherwise, if a Participant who holds an Other Cash-Based Award shall cease to be employed by or performing services for the Company or an Affiliate for any reason, such Other Cash-Based Award shall be treated as though it is a Stock Appreciate Right or otherwise as the Committee shall determine in its discretion.

(c)                                  Tenure-Based Full-Value Awards.  Notwithstanding anything in this Plan to the contrary, with respect to Tenure-Based Full-Value Awards, the restrictions imposed on such Awards shall not lapse, and the Awards shall not vest, with respect to 100% of the Awards in less than three (3) years; provided, however, that during such three (3)-year period, the restrictions may lapse and the Awards may vest with respect to less than 100% of the value of the Award.  The Committee shall not and shall not have the power to waive the restrictions set forth in the immediately foregoing sentence except in the case of the death or disability of the Participant holding the Tenure-Based Full-Value Award (with disability being determined in the sole discretion of the Committee) or upon a Change in Control.

12.                               Performance-Based Awards.

(a)                                  Performance-Based Awards.  Notwithstanding anything to the contrary herein, the Committee may grant performance-based Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards to Participants (“Performance-Based Awards”). Any such Awards granted to Participants who may be “covered employees” under Section 162(m) of the Code or any successor section thereto shall be consistent with the provisions thereof.  In such cases, a Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) when the outcome for that performance period is substantially uncertain and (ii) by the earlier of (A) ninety (90) days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to twenty-five percent (25%) of the relevant performance period.

(b)                                 Performance Goals.  The performance goals referred to in Section 12(a) must be objective and shall be based upon one or more of the following criteria:

(i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share of Common Stock; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvements of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) asset turnover; (xx) inventory turnover; (xxi) economic value added (economic profit); and (xxii) total shareholder return.  The foregoing criteria may relate to the Company, one or more of its Parents or Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to the negative effect of unusual or nonrecurring items, extraordinary items, discontinued operations or cumulative effects of accounting changes. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant who may be a covered employee and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

(c)                                  Vesting of Performance-Based Full-Value Awards.  The restrictions imposed on the vesting of Performance-Based Full-Value Awards shall not lapse, and such Awards shall not vest, in less than one (1) year.

13.                               Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)                                  Generally.  Upon any change in the outstanding shares of Common Stock after the Effective Date by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company, there shall be an appropriate adjustment to (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Exercise Price of any Option or the exercise price of any Stock Appreciation Right, and/or (iii) any other affected terms of such Awards.  Notwithstanding the foregoing, no fractional shares shall be issued or paid for.  No adjustment shall be made under this Section 13(a) upon the issuance by the Company of any warrants, rights or options to acquire additional Common Stock or of securities convertible into

Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

(b)                                 Change in Control.  Notwithstanding anything contained in this Plan to the contrary, and unless otherwise provided in the applicable Award agreement at the time of grant, in the event of a “Change in Control” (as defined below), the following shall occur as of the effective date of such Change in Control with respect to any and all Awards outstanding as of the effective date of such Change in Control:  (i) any and all Awards granted hereunder will be, as nearly as may reasonably be, automatically converted into the same type of Award to acquire the kind and amount of shares of stock or other securities or property (including cash) which the Participant would have owned or have been entitled to receive as of the effective date of the Change in Control had the Awards been exercised or realized in full immediately before the effective date of the Change in Control; (ii) any vesting schedule of all Awards shall remain unchanged; (iii) appropriate adjustment shall be made in the application of the provisions of all outstanding Awards with respect to the rights and interests thereafter of each Participant, to the end that the provisions set forth in each Award shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property (including cash) thereafter deliverable under the Award; and (iv) any restrictions imposed on Awards, including Awards of Restricted Stock and Performance-Based Awards of Restricted Stock, shall remain unchanged.

(c)                                  Definition of Change of Control.  For purposes of this Section 13, “Change in Control” means:

(i)                                  The sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(ii)                               The approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company;

(iii)                            Any person or entity becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at elections of directors who were not beneficial owners of at least fifty percent (50%) of such combined voting power as of the Effective Date; or

(iv)                           A merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing less than fifty percent (50%) of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.

The provisions of this Section shall similarly apply to successive transactions of the types described in Sections 13(c)(i) through (iv).

(d)                                 Additional Adjustments of Awards.  Subject to the above provisions, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or other Change in Control transaction, to take such further action as it determines to be necessary or advisable with respect to Awards.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or to only individual Participants.  The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or Change in Control that is the reason for such action.  The grant of an Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

14.                               Shares Acquired for Investment

Shares of Common Stock acquired by a Participant under this Plan shall be acquired by the Participant for investment and without intention of resale unless, in the opinion of counsel to the Company, such shares may be purchased without any investment representation.  Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Participant as a condition of a Participant exercising an Option or otherwise obtaining shares of Common Stock pursuant an Award granted under this Plan, and the Committee may place an appropriate legend on the stock certificates evidencing the shares of Common Stock so issued indicating that such shares have not been registered under federal or state securities laws and describing the restrictions on transfer.  Each Award shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, if necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance or purchase of shares of Common Stock thereunder, then such Award shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

15.                               No Right to Employment, Service as a Director or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company’s or the Affiliate’s right to terminate the employment of such Participant.  Nothing in the Plan will interfere with or limit in nay way the right of the Company, the Board or the Company’s stockholders to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a Director of the Company.  No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant.

16.                               Other Benefit and Compensation Programs

Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

17.                               Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

18.                               Nontransferability of Awards; Designation of Beneficiary

(a)                                  Nontransferability.  No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death.  During a Participant’s lifetime, an Award may be exercised only by the Participant.

(b)                                 Designation of Beneficiary.  A Participant may designate a beneficiary to succeed to the Participant’s Awards under the Plan in the event of the Participant’s death by filing a beneficiary form with the Company and, upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and the terms of this Plan and the applicable Award agreement.  In the absence of a validly designated beneficiary who is living at the time of the Participant’s death, the Participant’s executor or administrator of the Participant’s estate shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution.

19.                               Amendments or Termination

                The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made without the consent of a Participant if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

20.                               International Participants

                With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or adopt such modifications, procedures or subplans with respect to such Participants as are necessary or desirable to ensure the viability of the benefits of the Plan, comply with applicable foreign laws or obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate; provided, however, that no such changes shall apply to the Awards to Participants who may be “covered employees” under Section 162(m) of the Code or any successor thereto unless consistent with the provisions thereof.

21.                               General

(a)                                  Issuance of Shares of Common Stock.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under an Award granted under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended, or any successor thereto (the “Securities Act”) or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.  The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for an exemption from registration under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Awards, shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.  The Company may issue stock certificates evidencing shares of Common Stock with such legends and subject to such restrictions on transfer and stop transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws.  The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

(b)                                 Stock Certificates.  To the extent this Plan or any applicable Award agreement provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market on which such shares are traded or quoted.

(c)                                  No Rights as a Shareholder.  Unless otherwise provided by the Committee or in the Plan or an Award agreement evidencing an Award or in any other written agreement between a Participant and the Company or an Affiliate, no Award shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of any shares of Common Stock that are subject to such Award.

(d)                                 No Trust or Fund.  The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies, other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

(e)                                  Severability.  If any provision of the Plan or any Award agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Award agreement, and such Plan or Award agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(f)                                    Choice of Law.  The validity, construction, interpretation, administration and effect of the Plan, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Minnesota.

22.                               Effective Date

The Plan shall be effective on October 8, 2004 (the “Effective Date”), which is the date it was approved by the Board.  Amendments to the Plan were approved by the Board on May 10, 2005, March 23, 2006, February 5, 2007 and March 31, 2008 and the Plan, as so amended, was approved by the Company’s shareholders on June 10, 2005, May 18, 2006, May 17, 2007 and May 22, 2008.  The Plan takes into account the reverse stock splits effected in June 2005 and May 2008.